Exhibit 99.(n)(ii)

SCHEDULE A

As of September 28, 20211

The Lord Abbett Family of Funds

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Bond-Debenture Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Developing Growth Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Bond Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Global Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Fixed Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Plus Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Corporate Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Floating Rate Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett High Yield Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Inflation Focused Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Income Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Total Return Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Ultra Short Bond Fund	A, A1, F, F3, I, R5, R6, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Municipal Income Fund, Inc.[2]
Lord Abbett California Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett High Income Municipal Bond Fund	A, C, F, F3, I, P, T
Lord Abbett Intermediate Tax Free Fund	A, C, F, F3, I, P, T
Lord Abbett National Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, F3, I, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett Short Duration High Income Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett Short Duration Tax Free Fund	A, C, F, F3, I, T
Lord Abbett Sustainable Municipal Bond Fund	A, C, F, F3, I

1 Effective September 28, 2021, Lord Abbett Sustainable Municipal Bond Fund, a series of Lord Abbett Municipal Income Fund, Inc., was added.

2 Effective November 1, 2021, Lord Abbett High Yield Municipal Bond Fund and Lord Abbett Short Duration High Yield Municipal Bond Fund were renamed Lord Abbett High Income Municipal Bond Fund and Lord Abbett Short Duration High Income Municipal Bond Fund, respectively.

A-1

Lord Abbett Research Fund, Inc.
Lord Abbett Dividend Growth Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Growth Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Small Cap Value Series	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Securities Trust[3]
Lord Abbett Alpha Strategy Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Durable Growth Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Growth Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Large Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Mid Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Focused Small Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Fundamental Equity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Global Equity Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Growth Leaders Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Health Care Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett International Equity Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Micro-Cap Growth Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Value Opportunities Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio	VC
Developing Growth Portfolio	VC
Dividend Growth Portfolio	VC
Fundamental Equity Portfolio	VC
Growth and Income Portfolio	VC, P
Growth Opportunities Portfolio	VC
Mid Cap Stock Portfolio	VC
Short Duration Income Portfolio	VC
Total Return Portfolio	VC

Lord Abbett Trust I
Lord Abbett Climate Focused Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Emerging Markets Equity Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett International Growth Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Mid Cap Growth Innovation Fund	A, C, F, F3, I, R2, R3, R4, R5, R6
Lord Abbett Short Duration High Yield Fund	A, C, F, F3, I, R2, R3, R4, R5, R6

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.	A, C, I

3 Effective November 1, 2021, Lord Abbett Global Equity Research Fund was renamed Lord Abbett Global Equity Fund.

A-2